Yukon Resources Corp.
#206-475 Howe Street
Vancouver, BC
Canada, V6C 2B3

Tel: (604) 629-1075
Fax: (604) 685-7955

January 11, 2005

VIA Courier & EDGAR

US SECURITIES AND EXCHANGE COMMISSION
OFFICE of SMALL BUSINESS
Attn: Brigitte Lippmann
450 Fifth Street, NW
Washington, DC 20549-0304
USA

Re: Yukon Resources Corp. (the “Company”) - Form SB-2/A No. 3 Enclosed

The Company is submitting the enclosed Form SB-2 Amendment No. 3 registration statement to you. This amendment addresses the commission's concerns discovered in your recent review of the Company's SB-2/A No. 2 filing as described in your letter of January 7, 2005. Please find the enclosed three red lined hard and three clean copies for your review. The SEC file number is 333-118980. The documents are scheduled to be filed on EDGAR on January 11, 2005.

Also, please see our response memo attached to this letter. In this memo, we identify each of the 3 comments that you made in your letter and explain how we responded to each comment. In all 3 cases we followed your recommendations. Please advise when it would be appropriate to request acceleration of the effective date.

The new text additions have been “red lined” with the  tag on the official EDGAR filings and highlighted on the unofficial “red lined” PDF copy.

If you have any questions please don't hesitate to contact our securities lawyer Joseph I. Emas at 305 531-1174.

Yours truly,

Yukon Resources Corp.

Per:

/s/ Thornton J. Donaldson

Thornton J. Donaldson
President

Encls.

Response Memo to Letter of January 7, 2005

Description of Business, pages 33
History and Previous Workings

1. We note your response to prior comment 5. Please revise to disclose that the “previous geological consulting firm” is no longer in existence.

In the three locations on page 33 where we referred to the “previous geological consulting firm” we appended the phrase “that is no longer in existence” as recommended.

Engineering Comments
Conclusions and Recommendations, pages 33-34

2. The third paragraph on page 33 references the cutoff grade concept and its relationship to the economic potential of your mineral properties. The recent gold price is not a measurement to be used in economic evaluations or reserve estimates disclosed in SEC filings. The staff's position is to recognize the historic average three-year price for a metal price estimate used in feasibility studies that are disclosed in SEC filings. For example, reserve estimates completed during 2004 would use the three year average gold price which occurred in 2001-2003, which was US$325. Please insert “3-year historic average” prior to the price of gold in your disclosure.

In the third paragraph, we inserted “3-year historic average” in three locations where the description or examples previously referred to the recent price of gold as recommended.

3. The forth paragraph on page 34, references the quantity and grade of historic exploration results. The staff has traditionally allowed registrants to disclose quantity estimates for a non-reserve category termed “mineralized material”, or a “mineral deposit”, by which we mean mineralization that has been sufficiently sampled at close enough intervals to reasonably assume continuity between samples within the area of influence of the samples. Such a deposit does not qualify as a reserve, until a comprehensive evaluation based upon unit cost, grade, recoveries, and other material factors conclude legal and economic feasibility. Revise your disclosure and disclose this yardage and grade estimate as “mineralized material”.

In the forth paragraph, we removed the previous disclosure of the grade and yardage and replaced it with “mineralized material” as recommended.